UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017 (July 14, 2017)

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices) (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report, all references to the terms “we”, “us”, “our”, “Blue Sphere” or the “Company” refer to Blue Sphere Corporation and its direct and indirect wholly-owned subsidiaries, unless the context clearly requires otherwise.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include, but are not limited to, statements regarding the anticipated impact of certain events on the Company’s financial statements. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of information or financial statements with the Securities and Exchange Commission. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 1.01

Entry Into a Material Definitive Agreement

The Company Terminated Plant EBITDA Agreements in Italy

As fully described herein, the Company has taken action and terminated its four Plant EBITDA Agreements with Austep S.p.A. an Italian corporation (“Austep”), the Company’s former partner in Italy that operated, maintained, and supervised the Company’s four facilities in Italy. Notwithstanding, these facilities are currently operating and the Company is in the process of replacing Austep with a new operator, as more fully described below. The Company believes that the termination of the EBITDA agreements with Austep and the engagement of a new operator will result in the facilities being operated under terms that are more advantageous to the Company, which the Company believes will improve profitability. Therefore, the Company believes that there will ultimately be no material negative impact resulting from this change in operating partner.

Background - The Company’s Agreements with Austep S.p.A and its Affiliates

As previously disclosed, the Company, through its indirect, wholly-owned subsidiary, Bluesphere Pavia S.r.l (“Blue Sphere Pavia”), owns Agricerere S.r.l., Agrielektra S.r.l., Agrisorse S.r.l. and Gefa S.r.l (each, an “SPV” and collectively, the “SPVs”), each of which is engaged in the operation of an anaerobic digestion biogas plant located in Italy for the production and sale of electricity to Gestore del Servizi Energetici GSE, S.p.A., a state-owned company, pursuant to a power purchase agreement (the “PPA”).

The Company is a party to a Framework EBITDA Guarantee Agreement (the “Framework EBITDA Agreement”) with Austep, pursuant to which Austep has performed technical analyses of our operating anaerobic digestion plants in Italy that we identified as potential acquisition targets, and upon acquiring any such plants, set forth a framework to negotiate individual agreements pursuant to which Austep would operate, maintain and supervise each plant and guarantee agreed-upon levels of EBITDA to us for a specified period. In connection with the acquisition of the four SPVs, each SPV entered into a Plant EBITDA Guarantee Agreement with Austep (collectively, the “Plant EBITDA Agreements”), pursuant to which Austep operated, maintained and supervised each biogas plant owned by the SPVs and guaranteed specified levels of EBITDA.

Our nonconsolidated affiliate, Orbit Energy Charlotte, LLC (“OEC”), owns and operates a waste-to-energy anaerobic digester plant located in Charlotte, North Carolina (the “North Carolina Facility”). The design, development and delivery of the North Carolina Facility was performed by Auspark LLC, an affiliate of Austep, pursuant to an Amended and Restated Turnkey Agreement for the Design, Construction and Delivery of a Biogas Plant, dated June 5, 2014 and as amended or modified by letter agreement on January 22, 2015, February 3, 2015, March 31, 2016 and August 26, 2016 (the “NC Turnkey Agreement”). In addition, OEC, Austep and Austep’s operating entity, Austep USA Inc. (“Austep USA”), entered into a Service, Maintenance and Operation Agreement (the “NC O&M Agreement”), dated June 5, 2014, pursuant to which Austep USA will perform the day-to-day operation, management, service, and maintenance operations at the North Carolina Facility and, Austep guaranteed Austep USA’s performance thereunder.

Our nonconsolidated affiliate, Orbit Energy Rhode Island, LLC (“OERI”), owns and operates a waste-to-energy anaerobic digester plant located in Johnston, Rhode Island (the “Rhode Island Facility”). The design, development and delivery of the Rhode Island Facility was performed by Auspark LLC pursuant to an Amended and Restated Turnkey Agreement for the Design, Construction and Delivery of a Biogas Plant, dated April 7, 2015 and as amended or modified by letter agreement on March 31, 2016 and August 26, 2016 (the “RI Turnkey Agreement”). OERI has been in negotiations with Austep and Austep Rhode Island LLC to enter into an agreement for the day-to-day operation, management, service, and maintenance of the Rhode Island Facility, but has not entered into such agreement.

Austep’s Liquidation/Restructuring

From the Official Records of the Companies’ Register (the “Official Records”), the Company learned that on June 20, 2017, Austep was put in voluntary liquidation by shareholders’ resolution pursuant to Article 2484 of the Italian Civil Code. Furthermore, the Official Records show that on June 30, 2017, Austep filed a petition in the Bankruptcy Court of Milan (“Milan Court”) for a creditors’ settlement procedure (i.e., a “concordato preventivo”) pursuant to Article 161, paragraph 6 of the Italian Bankruptcy Law, seeking permission to submit a restructuring plan to the court contemplating a partial continuity of its operations, which will then need to be approved by a majority of Austep’s creditors and by the court.

On July 17, 2017, the Company received a copy of the decree issued by the Milan Court dated July 6, 2017, whereby the Milan Court approved Austep’s petition for a creditors’ settlement procedure and declared that Austep shall, by November 3, 2017, submit (i) the final debt restructuring plan (i.e., a “proposta di concordato preventivo”) and (ii) a request for certification of the restructuring agreement’s debts (i.e., a “domanda di omologa di accordi di ristrutturazione dei debiti”).

The Milan Court appointed a judicial commissioner to supervise Austep’s activities through November 3, 2017 and report to the Court every fact constituting a breach of Austep’s obligations under the relevant provisions of the Italian Bankruptcy Law. Austep must also provide an update to is financial status and expenses to the Milan Court on a monthly bases. In addition, the Milan Court declared that Austep shall not, without the Milan Court’s authorization, (i) perform any extraordinary operation, (ii) repay any receivable accrued before the opening of the judicial procedure, or (iii) suspend any pending agreement or enter into any new loan agreement.

Continuity of Performance of the SPV Facilities

The Plant EBITDA Agreements covering the facilities owned by the four operating SPVs in Italy (the “SPV Facilities”) were not transferred under the BULA. Upon initially learning of Austep’s liquidation/restructuring, the Company began planning and implementing a remedial action plan designed to insure minimal disruption of the SPV Facilities, provide for the short-term and long-term operation of the SPV Facilities on equal or better terms, and hold Austep accountable for any economic loss incurred as a result of the foregoing.

Present Operation of the SPV Facilities

On July 12, 2017, Austep personnel shut down the engines at all of the SPV Facilities, and exited all four sites. The Company immediately notified Banca IMI S.p.A. (“Banca IMI”), the SPVs’ lender, and began coordinating with Banca IMA on its remedial action plan.

On July 14, 2017, the Company notified Austep’s liquidator, in accordance with the Plant EBITDA Agreements, that because (i) Austep had neglected specified contractual obligations concerning maintenance of the SPV Facilities, which each SPV had notified Austep of on June 21, 2017, and (ii) Austep, without notice, abandoned the SPV facilities, the Company had taken over direct management and supervision of the SPV Facilities to ensure their proper operation, safety and security. The Company reserved all rights to claim any and all damages arising as a consequence of Austep’s conduct, including costs incurred by the Company in its intervention.

Also on July 14, 2017, the Company entered into a Biogas Plants’ Ordinary Management Proposal with Società Agricola Burnigaia Società Semplice d/b/a La Fenice (“La Fenice”), an Italian company experienced in the operation of biogas plants, pursuant to which La Fenice will immediately operate and supervise the SPV Facilities (the “Interim Operation Agreement”). The Interim Operation Agreement provides that we will pay La Fenice €10,000 + VAT per facility per month. The Interim Operation Agreement renews automatically each month, unless terminated by either party. The Company and La Fenice are operating pursuant to the Interim Operation Agreement, and are presently negotiating a definitive agreement.

Pursuant to the Interim Operation Agreement, La Fenice personnel were on-site at the SPV Facilities on July 14, 2017 and began start-up of the engines at each facility. As of the date of this Current Report, the SPV Facilities have begun transmitting electricity to the grid. We anticipate that by August 5, 2017, all SPV Facilities will be generating 100% of their full capacity.

The foregoing description of the Interim Operation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Interim Operation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Termination of Plant EBITDA Agreements

On July 18, 2017, the SPVs delivered to Austep a notice of termination of the Plant EBITDA Agreements due to several breaches of Austep’s obligations, representations and warranties thereunder including without limitation those outlined in the notice provided to Austep’s liquidator on July 14, 2017. The Company further notified Austep that, as a consequence of early termination, (i) it is obligated to pay to a penalty of €85,000 to each SPV, and (ii) that Austep will be deemed liable to hold the SPVs harmless and indemnified for any direct and indirect losses (including loss of business), damages, costs of engaging replacement contractors and suppliers, costs relating to the supply of feedstock for years 2017 through 2018, insurance premium costs, costs incurred in connection with the financing facility agreement with Banca IMI, and any other expenses or other liabilities incurred or to be incurred by the SPVs as a consequence of or in connection with Austep’s breaches, actions and/or omissions under the Plant EBITDA Agreements. The notice was prepared in coordination with Banca IMI.

As a result of the foregoing events, the SPV Facilities were not being operated or supervised for approximately 3 days. Presently, the SPV Facilities are now being operated and supervised by La Fenice and Company personnel pursuant to the Interim Operation Agreement, and Austep is no longer engaged in the operation of the SPV Facilities.

The Company will withhold its costs and damages arising from the loss in generation at the SPV Facilities, and the costs or remediating and implementing this short-term operational solution, from any amounts payable to Austep under the terminated Plant EBITDA Agreements.

Long-Term Plans for Operation of the SPV Facilities

The Company intended for the Interim Operation Agreement to serve as a short-term solution to remediate any potential losses resulting from Austep’s breach of performance and its liquidation/restructuring. The Company is also currently negotiating with multiple prospective operators who can perform full-service operation, maintenance, and supervision of the SPV Facilities, and supply feedstock to the SPV Facilities, on equal or better terms than Austep under the now-terminated Plant EBITDA Agreements. The Company has also asked the prospective operators to assess and report on the current situation at each of the SPV Facilities and address any measures, actions or improvements that it recommends.

On July 13, 2017, the Company received a binding proposal for services from a primary biogas plant operator pursuant to which it will perform operation, maintenance, and supervision of the SPV Facilities for the duration of the PPA for €419,623 plus 22% VAT per facility per year. The operator has agreed to guarantee annual gross revenues of €2,150,000 per facility, subject to certain assumptions consistent with historical performance. To the extent that annual gross revenues exceed the specified threshold, the operator would be entitled to 50% of such excess. In addition, the SPVs and the operator would share equally in savings from consumption reductions resulting from management or technical improvements designed and implemented by the operator.

The Company anticipates receipt of an additional binding proposal from a prospective operator. The Company intends to have the SPVs enter into definitive agreements with a long-term operator for the operation, maintenance, and supervision of the SPV Facilities, within 2 weeks of the date of this Current Report on Form 8-K; however, the Company cannot make any guarantees that it will be successful in entering into any such definitive agreement within this time frame or that it will be successful in negotiating terms and conditions favorable to the Company.

Continuity of Performance of the North Carolina Facility and Rhode Island Facility

According to the Official Records, on June 29, 2017, Austep entered into a Business Unit Lease Agreement (“BULA”) with Andion Italy S.r.l. (“Andion”), with the intent of assuring the regular operation of certain operations and agreements by Andion. Andion is wholly owned by Arcus Holdings Sa, a Luxembourg entity owned by White Cloud Capital II SCSp, which controls Austep Holdings S.p.A. Austep Holdings S.p.A. wholly-owns Austep and Austep USA, and Austep USA wholly-owns Auspark LLC and Austep Rhode Island LLC. Andion is not subject to the liquidation/restructuring of Austep.

The BULA provides for, among other things, the transfer of Austep’ entire United States operations and, accordingly, the agreements relating to the operation of our North Carolina Facility and Rhode Island Facility; specifically, the NC Turnkey Agreement, NC O&M Agreement and RI Turnkey Agreement. The term of the BULA is three (3) months from the effective date of the BULA, and will automatically renew if not terminated by one of the parties with at least thirty (30) days’ written notice. The BULA will become effective upon execution by all parties, and is subject to finalization of negotiations with unions regarding all employees who will not be transferred with the BULA.

Presently, the NC Turnkey Agreement, NC O&M Agreement and RI Turnkey Agreement are validly in force, and the parties continue to operate, maintain, and supervise the North Carolina Facility and the Rhode Island Facility in accordance with the terms of such agreements. When the BULA becomes effective, we anticipate that Andion will continue to operate, maintain, and supervise the North Carolina Facility and the Rhode Island Facility for the foreseeable future.

Item 1.02

Termination of a Material Definitive Agreement

Reference is made to the disclosure set forth under Item 1.01 above concerning termination by the Company of the Plant EBITDA Agreements, which disclosure is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K

(d) Exhibits.

10.01

Biogas Plants’ Ordinary Management Proposal, dated July 14, 2017, between the Company and Società Agricola Burnigaia Società Semplice d/b/a La Fenice (as translated from Italian into English).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Sphere Corporation

Dated: July 19, 2017	By:	/s/ Shlomi Palas
Shlomi Palas
President and Chief Executive Officer